UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – November 30, 2012

Item 1.	Report to Stockholders.

**Stone Harbor**
*Investment Partners*

November 30, 2012

# Annual Report

Emerging Markets Income Fund

Distribution Policy

November 30, 2012

Stone Harbor Emerging Markets Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.18 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
November 30, 2012 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Income Fund (“EDF” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers. In our view, strong returns have resulted in these sectors in 2012 for several reasons. Most importantly, fundamental developments – including growth rates and balance sheets-- in emerging markets remained significantly stronger than in many advanced economies. In addition, debt from many EMs had valuation advantages over developed market fixed income investments. Higher yields and strong historical returns drew a record amount of new investments in EM debt.

Assessing the market impact of political events in advanced European economies posed a key challenge for EM early this year. We believe we performed reasonably well in this arena, though EDF and most risk assets suffered as it became apparent to the markets in May that the fate of the Euro and European growth rested in the hands of policy makers and the voting public in Greece, Spain, Italy, Germany and France. EM debt also benefitted from external events, in particular from actions of central banks across the globe, including the U.S. Federal Reserve Bank and the European Central Bank, which maintained easy monetary policies, helping to reduce fears of economic recession.

The extent to which EM countries were able to grow in a low growth environment was a key concern this year. We remained more optimistic for the near term growth prospects for Asia, Latin America, Africa and the Middle East and much less so for Eastern Europe where the effects of an ongoing slowdown in the European Monetary Union were most acute. While China’s potential growth rate fell to around 7-8%, down from 10% for the past decade, we saw strong reasons to believe that it will not slow further, at least near term. Taking a long term view, we believe that EM growth potential remains high. We believe EDF is positioned to capitalize on this view.

Performance Review

The total return on net asset value (NAV) of EDF for the twelve months ending November 30, 2012 was 17.71%, net of all fees. On a market value basis1, the Fund’s total return was 21.22%. For the same period, the Fund maintained an average premium to its NAV of 3.44%. The Fund’s exposure to hard currency sovereign debt was the most important contributor to Fund performance for the year, followed by local currency debt and corporate bonds. The Fund’s NAV performance exceeded market tracking indices throughout the year, ending the reporting2 period with an excess return over the sovereign, EM corporate, and local currency benchmarks of 17.93%, 14.96%, and 12.61%, respectively. After a weak start in December 2011, in which EDF’s NAV dropped, the Fund’s cumulative total return on NAV began rising. In May, however, a sharp decline in market sentiment – not deterioration in credit quality, in our view – came in response to rising concerns about Europe’s debt crisis and fears of a slowdown in global growth. EDF’s management team shifted allocations to favor external debt in order to seek to take advantage of strong technical conditions in the markets for U.S. dollar denominated sovereign debt from emerging markets and reduced exposure to local currency bonds. This repositioning was the most important contributor to the Fund’s outperformance relative to the EM indices3.

On balance, these allocations provided downside protection for the portfolio during May when market sentiment soured, but they also performed well throughout the rest of the year as credit spreads tightened relative to U.S. Treasuries, resulting in positive absolute returns. Allocations to sovereign bonds in Venezuela, Mexico and Russia and to corporate bonds in Mexico and Russia were the largest positive contributors to performance. However, not all of the positions in US dollar-denominated debt performed as we had anticipated. Our allocation to Argentina sovereign bonds and to Brazilian corporate debt, for example, detracted from EDF’s overall returns.

We also employed leverage to seek higher returns. During the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by lending securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.65% per annum. The level of gross leverage reached a maximum of 30.8% of total assets on August 30th and a minimum of 17.8% in January. By the end of the reporting period, leverage was 26.6%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM debt, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

Market Review and Outlook

Total returns for EM indices for the reporting period reflected strong performance of external sovereign bonds, local currency debt and corporate bonds. Market tracking indices3 for each of these EM sectors delivered total returns of 17.93%, 14.96% and 12.61%, respectively. In external sovereign debt, spread compression relative to U.S. Treasuries accounted for most of the total return. Yields of sovereign U.S. dollar denominated debt narrowed relative to U.S. Treasuries, in our view, as global investors increased exposure to higher yielding emerging markets at the expense of bonds from developed countries. An important factor in this reallocation, we believe, was that credit quality in emerging markets remained on a better trajectory than in many advanced economies. During the year, EM countries continued to benefit from upgrades by major credit rating agencies, with four countries improving to investment grade. Corporate debt yield spreads also narrowed relative to U.S. bonds for similar reasons, in our view. In local currency debt, the key factors driving returns were yield and capital appreciation from falling interest rates. Total returns for the index due to currency movements during this period were modestly positive.

2	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
November 30, 2012 (Unaudited)

Technical factors remained supportive. According to JP Morgan, new allocations to EM debt from institutional fixed income investors amounted to over $80 billion over the 12-month period ending November 30, 2012. Of this amount, over 80% was allocated to U.S. dollar-denominated sovereign and corporate bonds; the remainder went to local currency investments. In addition, many EMs took advantage of strong markets to fulfill a majority of 2012 financing needs. The remaining calendar of debt issuance, as a result, remained manageable, in our view, particularly in comparison to the heavy financing needs of advanced economies including Spain, Italy, Japan, the United Kingdom and the United States.

The growth outlook has slowed in most EM countries, driven by past monetary tightening and weaker growth in developed markets. Inflation is starting to decline and we expect that to continue as commodity prices have trended gradually lower and economic activity is slowing. However, EM currency weakness has been reducing disinflation and is preventing some central banks from lowering interest rates. In most EMs, central banks have an easing bias, which we believe will persist. Fiscal positions remain strong and little fiscal adjustment is needed in 2013, in our view. From a regional perspective, we believe Latin America and Asia are best positioned to weather the European sovereign crisis, with Eastern Europe much more exposed to declining growth.

In the past, we have detailed some of the key risks to our relatively benign outlook for emerging market debt. Most of those risks remain in place, including the possibility that the U.S. slips back into recession if the U.S. Congress and the Obama administration are unable to resolve a pending fiscal crisis. In all sectors of the EM bond markets, yields have fallen to unprecedented low levels. This fact raises our level of concern over the riskiness of EM assets in general. However, our base case return scenarios for EM debt and over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of bonds reflect, in our view, an adequate measure of compensation for risk within the current macroeconomic environment. Based on this process, we remain wary of the declining growth prospects in advanced economies, but still see more opportunity for investing in EM debt.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Though not our base case, Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through its investment processes that determine sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDF offers an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your trust in our ability to maneuver these difficult markets and look forward to reporting on EDF in six months.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

[1]

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results overtime, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

[2]	The reporting period is defined as December 1, 2011 to November 30, 2012.
[3]

JP Morgan emerging markets debt benchmarks are used throughout as being representative of market returns. Emerging markets hard currency sovereign external debt is represented by JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Emerging markets corporate debt is represented by JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa. Emerging markets local currency debt is represented by JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified, which consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which, international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure.

Annual Report | November 30, 2012	3

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
November 30, 2012 (Unaudited)

Fund Details
Market Price	$24.70
Net Asset Value (NAV)	$23.61
Premium/(Discount)	4.62%
Current Distribution Rate[1]	8.74%
Net Assets ($ in millions)	$371

Country Allocation (as a % of total net assets) Country Breakdown	% of TNA
Russia	19.52%
Mexico	17.24%
Venezuela	14.53%
Brazil	11.84%
Argentina	9.85%
Ukraine	7.25%
Turkey	7.06%
South Africa	6.85%
Iraq	5.37%
Hungary	5.18%
Indonesia	2.45%
Kazakhstan	2.22%
China	2.14%
Malaysia	2.09%
Nigeria	1.15%
Peru	1.13%
United Arab Emirates	1.00%
Romania	0.82%
Croatia	0.81%
Slovakia	0.81%
Dominican Republic	0.76%
Colombia	0.72%
Lithuania	0.69%
Jamaica	0.57%
Qatar	0.47%
Ghana	0.34%
Mongolia	0.34%
Panama	0.28%
India	0.27%
Azerbaijan	0.15%
Chile	0.14%
El Salvador	0.11%
Total	124.15%
Money Market Mutual Funds	0.11%
Liabilities in Excess of Other Assets	-24.26%
Total Net Assets	100.00%

Sector Allocation[2]
Sovereign Local	38.3%
Sovereign External	36.7%
Corporate	19.6%
Net Cash	5.4%

Regional Breakdown[2]
Latin America	43.50%
Europe	34.05%
Asia	6.28%
Africa	5.54%
Middle East	5.19%
Net Cash	5.44%

Sovereign Local Currency Breakdown[2]
Argentinian Peso	0.1%
Brazilian Real	6.9%
Colombian Peso	0.4%
Mexican Peso	9.5%
Malaysian Ringgit	1.5%
Romanian New Leu	0.4%
Russian Ruble	11.4%
South African Rand	4.5%
Turkish New Lira	3.6%
Total	38.3%

[1]

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

[2]

Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements.

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Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment
November 30, 2012 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the JP Morgan Emerging Market Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified.

The JP Morgan Emerging Market Bond Global Diversified Index is a uniquely-weighted version of the EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as Brady bonds, loans and Eurobonds. Currently, the EMBI Global covers 196 instruments across 48 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Average Annual Total Returns as of November 30, 2012

	One Year	Since Inception	Inception Date
Stone Harbor Emerging Markets Income Fund – NAV	17.71%	8.51%	12/22/10
Stone Harbor Emerging Markets Income Fund – Market Price	21.22%	8.47%
JP Morgan EMBI Global Diversified	17.93%	12.44%
JP Morgan CEMBI Broad Diversified	14.96%	8.37%
JP Morgan GBI-EM Global Diversified	12.61%	7.11%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

Annual Report | November 30, 2012	5

Stone Harbor Emerging Markets Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Stone Harbor Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Income Fund (the “Fund”), including the statement of investments, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period December 21, 2010 (inception) to November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stone Harbor Emerging Markets Income Fund as of November 30, 2012, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period December 21, 2010 (inception) to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2013

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Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 63.62%
Argentina - 8.33%
City of Buenos Aires Argentina	USD	9.950%	03/01/2017	1,249,000	$1,061,650	(1)(2)
Republic of Argentina:
	EUR	6.734%	12/31/2033	20,065,716	14,255,111	(1)
	EUR	6.742%	12/31/2033	21,777,839	15,577,651	(1)

					30,894,412

Brazil - 5.24%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014	1,749,000	840,616
	BRL	6.000%	05/15/2015	6,601	3,382
	BRL	6.000%	08/15/2020	33,747,158	18,604,036

					19,448,034

Croatia - 0.81%
Croatian Government:
	USD	6.250%	04/27/2017	503,000	554,557	(2)
	USD	6.375%	03/24/2021	2,141,000	2,451,445	(1)(2)

					3,006,002

Dominican Republic - 0.38%
Dominican Republic International Bond:
	USD	9.040%	01/23/2018	738,852	842,292	(3)
	USD	7.500%	05/06/2021	498,000	582,660	(3)

					1,424,952

El Salvador - 0.11%
Republic of El Salvador	USD	7.750%	01/24/2023	334,000	394,120	(3)

Ghana - 0.34%
Republic of Ghana	USD	8.500%	10/04/2017	1,077,000	1,241,243	(1)(3)

Hungary - 5.18%
Republic of Hungary:
	EUR	4.500%	01/29/2014	746,000	984,758	(1)
	GBP	5.500%	05/06/2014	65,000	105,832
	GBP	5.000%	03/30/2016	223,000	357,459
	EUR	3.500%	07/18/2016	307,000	384,543
	EUR	4.375%	07/04/2017	908,000	1,155,060	(1)
	EUR	5.750%	06/11/2018	287,000	381,187
	EUR	6.000%	01/11/2019	835,000	1,115,817	(1)
	USD	6.250%	01/29/2020	8,000,000	8,820,000	(1)
	EUR	3.875%	02/24/2020	5,000,000	5,901,211

					19,205,867

See Notes to Financial Statements.
Annual Report | November 30, 2012	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Indonesia - 1.22%
Republic of Indonesia:
	USD	4.875%	05/05/2021	250,000	$289,063	(3)
	USD	8.500%	10/12/2035	2,629,000	4,252,407	(1)(3)

					4,541,470

Iraq - 0.04%
Republic of Iraq	USD	5.800%	01/15/2028	174,000	164,213	(3)

Lithuania - 0.69%
Republic of Lithuania:
	USD	7.375%	02/11/2020	180,000	232,875	(3)
	USD	6.125%	03/09/2021	1,894,000	2,320,150	(1)(3)

					2,553,025

Malaysia - 2.09%
Malaysian Government	MYR	3.197%	10/15/2015	23,550,000	7,764,779

Mexico - 12.64%
Mexican Bonos:
	MXN	8.000%	12/17/2015	19,880,000	1,672,228
	MXN	6.250%	06/16/2016	41,740,000	3,364,902
	MXN	7.750%	12/14/2017	4,000,000	345,938
	MXN	8.500%	12/13/2018	105,610,000	9,578,221
	MXN	6.500%	06/09/2022	200,000,000	16,696,846
Mexican Udibonos	MXN	2.500%	12/10/2020	182,477,312	15,208,572

					46,866,707

Panama - 0.28%
Republic of Panama:
	USD	7.125%	01/29/2026	124,000	177,010
	USD	9.375%	04/01/2029	495,000	848,182	(1)

					1,025,192

Qatar - 0.47%
State of Qatar:
	USD	5.250%	01/20/2020	711,000	851,423	(1)(3)
	USD	6.400%	01/20/2040	638,000	893,200	(1)(3)

					1,744,623

Romania - 0.82%
Romania:
	USD	6.750%	02/07/2022	370,000	438,450	(2)
	USD	6.750%	02/07/2022	2,184,000	2,588,040	(1)(3)

					3,026,490

See Notes to Financial Statements.
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Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia - 2.28%
Russian Federation:
	USD	11.000%	07/24/2018	2,041,000	$3,025,782	(1)(3)
	USD	4.500%	04/04/2022	4,800,000	5,443,200	(1)(3)

					8,468,982

Slovakia - 0.81%
Republic of Slovakia	USD	4.375%	05/21/2022	2,794,000	3,010,479	(1)(2)

South Africa - 6.28%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	48,530,000	6,569,881
	ZAR	8.000%	12/21/2018	20,260,000	2,481,492
	ZAR	7.250%	01/15/2020	105,100,000	12,312,938
	USD	5.500%	03/09/2020	922,000	1,101,790	(1)
	ZAR	6.750%	03/31/2021	7,380,000	835,007

					23,301,108

Turkey - 6.38%
Republic of Turkey:
	TRY	7.500%	09/24/2014	31,500,000	18,123,480
	USD	7.500%	11/07/2019	795,000	1,036,481	(1)
	USD	5.625%	03/30/2021	349,000	419,673
	USD	5.125%	03/25/2022	1,668,000	1,951,560	(1)
	USD	6.250%	09/26/2022	1,668,000	2,112,105	(1)

					23,643,299

Ukraine - 0.78%
Financing of Infrastructure	USD	9.000%	12/07/2017	649,000	649,000	(2)
Ukraine Government:
	USD	6.875%	09/23/2015	2,000,000	2,025,000	(1)(2)
	USD	7.750%	09/23/2020	212,000	222,070	(3)

					2,896,070

Venezuela - 8.45%
Republic of Venezuela:
	USD	8.500%	10/08/2014	1,457,000	1,502,531	(1)
	USD	13.625%	08/15/2018	518,000	569,800	(3)
	USD	7.750%	10/13/2019	8,740,000	7,975,250	(1)(3)
	USD	12.750%	08/23/2022	18,784,700	21,062,345	(1)(3)
	USD	9.250%	09/15/2027	228,000	214,605

					31,324,531

TOTAL SOVEREIGN DEBT OBLIGATIONS					235,945,598

(Cost $236,460,482)

See Notes to Financial Statements.
Annual Report | November 30, 2012	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
BANK LOANS - 0.90%(4)
Brazil - 0.37%
Virgolino de Oliveira - GVO Loan	USD	5.273%	03/11/2015	1,411,765	$1,382,369

Indonesia - 0.53%
PT Bumi Tranche A	USD	15.000%	01/18/2014	2,324,754	1,092,637
PT Bumi Tranche B	USD	15.000%	01/18/2014	1,855,452	872,064

					1,964,701

TOTAL BANK LOANS					3,347,070

(Cost $5,591,971)

CORPORATE BONDS - 32.52%
Argentina - 0.37%
Capex SA	USD	10.000%	03/10/2018	1,413,000	911,385	(2)
Empresa Distribuidora Y Comercializadora Norte:
	USD	9.750%	10/25/2022	500,000	227,500	(3)
	USD	9.750%	10/25/2022	511,000	232,505	(2)

					1,371,390

Azerbaijan - 0.15%
State Oil Company	USD	5.450%	02/09/2017	513,000	561,735

Brazil - 2.39%
Banco do Brasil SA	USD	3.875%	10/10/2022	357,000	358,785
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	1,018,000	1,112,165	(2)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	1,239,000	1,223,512	(2)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	557,000	602,953	(3)(5)
Minerva Luxembourg SA	USD	12.250%	02/10/2022	330,000	387,750	(2)
OGX Austria GmbH	USD	8.500%	06/01/2018	4,409,000	3,852,364	(2)
QGOG Atlantic / Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	630,418	655,635	(2)
Samarco Mineracao SA	USD	4.125%	11/01/2022	683,000	684,707	(2)

					8,877,871

Chile - 0.14%
CFR International SA	USD	5.125%	12/06/2022	500,000	509,747	(2)

See Notes to Financial Statements.
10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
China - 2.14%
Country Garden Holdings Co. Ltd.	USD	11.125%	02/23/2018	750,000	$867,187	(2)
Evergrande Real Estate Group Ltd.	USD	13.000%	01/27/2015	1,510,000	1,642,125	(3)
Kaisa Group Holdings Ltd.	USD	13.500%	04/28/2015	2,012,000	2,203,140	(3)
MIE Holdings Corp.	USD	9.750%	05/12/2016	965,000	1,051,850	(2)
Sinochem Overseas Capital Co. Ltd.	USD	4.500%	11/12/2020	366,000	397,982	(3)
Sinopec Group Overseas Development 2012 Ltd.	USD	4.875%	05/17/2042	638,000	750,448	(1)(2)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	1,000,000	1,007,500	(3)

					7,920,232

Colombia - 0.72%
Bancolombia SA	USD	5.125%	09/11/2022	507,000	509,535
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	574,343	(2)
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	300,000	339,000	(2)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	1,030,000,000	643,807	(2)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	530,000	589,625	(2)

					2,656,310

Dominican Republic - 0.38%
Cap Cana SA:
	USD	10.000%	04/30/2016	3,341,111	501,167	(3)(6)(7)
	USD	10.000%	04/30/2016	3,621,970	905,492	(3)(6)(7)

					1,406,659

India - 0.27%
ICICI Bank Ltd.	USD	6.375%	04/30/2022	1,000,000	1,005,000	(3)(8)

Indonesia - 0.70%
Bakrie Telecom Pte Ltd.	USD	11.500%	05/07/2015	1,876,000	811,370	(3)
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	500,000	463,750	(3)
BLT Finance BV	USD	7.500%	05/15/2014	1,098,000	197,640	(3)(6)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,000,000	1,111,250	(3)

					2,584,010

Jamaica - 0.57%
Digicel Group Ltd.	USD	8.250%	09/30/2020	2,000,000	2,130,630	(2)

Kazakhstan - 2.22%
BTA Bank JSC	USD	10.750%	07/01/2018	2,127,155	874,792	(3)(6)
KazMunayGas National Co. JSC:
	USD	9.125%	07/02/2018	309,000	409,039	(2)
	USD	9.125%	07/02/2018	795,000	1,052,381	(1)(3)
	USD	7.000%	05/05/2020	1,480,000	1,838,900	(1)(3)
	USD	6.375%	04/09/2021	208,000	254,540	(2)
Zhaikmunai LLP	USD	7.125%	11/13/2019	3,700,000	3,820,250	(2)

					8,249,902

See Notes to Financial Statements.
Annual Report | November 30, 2012	11

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Mexico - 4.60%
Axtel SAB de CV	USD	7.625%	02/01/2017	70,000	$30,100	(2)
Cemex Finance LLC	USD	9.375%	10/12/2022	2,000,000	2,168,130	(2)
Cemex SAB de CV:
	USD	9.000%	01/11/2018	679,000	716,345	(3)
	USD	9.000%	01/11/2018	1,041,000	1,098,255	(2)
	USD	9.500%	06/15/2018	2,000,000	2,157,500	(2)
Geo Maquinaria	USD	9.625%	05/02/2021	5,348,880	5,068,064	(2)
Urbi Desarrollos Urbanos SAB de CV:
	USD	10.576%	12/22/2012	2,000,000	2,019,600	(2)(8)
	USD	9.500%	01/21/2020	1,300,000	1,160,250	(2)
	USD	9.750%	02/03/2022	2,970,000	2,650,725	(2)

					17,068,969

Mongolia - 0.34%
Mongolian Mining Corp.	USD	8.875%	03/29/2017	1,209,000	1,278,518	(2)

Nigeria - 1.15%
Afren PLC	USD	10.250%	04/08/2019	3,641,000	4,259,970	(2)

Peru - 1.13%
Corp. Azucarera del Peru SA	USD	6.375%	08/02/2022	352,000	379,280	(2)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,345,000	(2)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	431,000	468,713	(2)

					4,192,993

Russia - 2.82%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	2,750,000	2,880,625	(2)
Evraz Group SA	USD	6.750%	04/27/2018	600,000	601,500	(2)
Gazprom Neft OAO Via GPN Capital SA	USD	4.375%	09/19/2022	750,000	759,375	(2)
Russian Agricultural Bank OJSC Via RSHB Capital SA:
	USD	5.298%	12/27/2017	1,022,000	1,084,628	(1)(3)
	USD	7.750%	05/29/2018	3,000,000	3,555,000	(1)(2)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	455,000	451,587	(2)
VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	720,000	771,300	(3)
	USD	6.250%	06/30/2035	337,000	360,169	(3)

					10,464,184

South Africa - 0.57%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	2,200,000	2,120,250	(3)

Turkey - 0.68%
Yuksel Insaat AS	USD	9.500%	11/10/2015	3,152,000	2,505,840	(3)

See Notes to Financial Statements.
12	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine - 4.10%
Ferrexpo Finance PLC		USD	7.875%	04/07/2016	2,216,000	$2,171,680	(2)
Metinvest BV:
		USD	10.250%	05/20/2015	1,000,000	1,030,000	(3)
		USD	8.750%	02/14/2018	1,768,000	1,706,120	(2)
Mriya Agro Holding PLC		USD	10.950%	03/30/2016	5,191,000	5,152,068	(2)
National JSC Naftogaz of Ukraine		USD	9.500%	09/30/2014	5,000,000	5,137,500	(1)

						15,197,368

United Arab Emirates - 1.00%
DP World Ltd.		USD	6.850%	07/02/2037	700,000	781,375	(3)
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.000%	02/01/2017	1,900,000	2,937,548

						3,718,923

Venezuela - 6.08%
Petroleos de Venezuela SA:
		USD	4.900%	10/28/2014	22,023,846	20,884,112	(1)
		USD	5.000%	10/28/2015	1,844,739	1,651,041	(1)

						22,535,153

TOTAL CORPORATE BONDS (Cost $124,155,168)						120,615,654

PARTICIPATION NOTES - 2.89%
Argentina - 0.52%
Hidroelec el Chocon SA		USD	8.061%	03/01/2015	1,923,077	1,923,077

Ukraine - 2.37%
Ukreximbank Biz Finance PLC		USD	8.375%	04/27/2015	8,909,000	8,775,365	(1)(3)

TOTAL PARTICIPATION NOTES						10,698,442

(Cost $11,056,744)

CREDIT LINKED NOTES - 22.47%
Argentina - 0.63%
Cablevision SA	Deutsche Bank AG London	USD	9.375%	02/12/2018	3,015,000	2,336,625

Brazil - 3.84%
Nota Do Tesouro Nacional:
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2017	19,300,000	9,438,678
	Citigroup Global Markets	BRL	6.000%	08/15/2020	5,878,680	3,240,781

See Notes to Financial Statements.
Annual Report | November 30, 2012	13

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Brazil (continued)
Nota Do Tesouro Nacional (continued)
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2021	3,200,000	$1,560,321

						14,239,780

Iraq - 3.58%
Republic of Iraq	Merrill Lynch	JPY	2.548%	01/01/2028	1,584,747,486	13,264,703	(8)

Russia - 14.42%
Russian Federation:
	Deutsche Bank AG London	RUB	6.880%	07/15/2015	420,000,000	13,731,987
	Deutsche Bank AG London	RUB	7.600%	04/14/2021	130,000,000	4,425,281
	JPMorgan Chase & Co.	RUB	7.600%	04/14/2021	320,000,000	10,892,999
	Credit Suisse First Boston	RUB	7.600%	04/14/2021	718,600,000	24,449,942

						53,500,209

TOTAL CREDIT LINKED NOTES						83,341,317

(Cost $82,576,007)

COMMON STOCK - 1.75%
Iraq - 1.75%
Genel Energy PLC		GBP			500,000	6,480,710	(9)

TOTAL COMMON STOCK						6,480,710

(Cost $8,089,306)

SHORT TERM INVESTMENTS - 0.11%
Money Market Mutual Funds - 0.11%
Dreyfus Treasury Prime Cash Management (7-Day Yield)		USD	0.00431%	N/A	421,105	421,105

TOTAL SHORT TERM INVESTMENTS						421,105

(Cost $421,105)

Total Investments - 124.26%						460,849,896
(Cost $468,350,783)
Liabilities in Excess of Other Assets - (24.26)%						(89,989,252)

Net Assets - 100.00%						$370,860,644

See Notes to Financial Statements.
14	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

* The contract/principal amount of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
RON	-	Romanian Leu
RUB	-	New Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	On November 30, 2012, securities valued at $150,412,078 were pledged as collateral for reverse repurchase agreements.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $74,553,130, which represents approximately 20.10% of net assets as of November 30, 2012.

(3)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2012, the aggregate market value of those securities was $85,938,347, which represents approximately 23.17% of net assets.

(4)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2012. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2012.
(6)	Security is currently in default/non-income producing.
(7)	This security is considered illiquid. On November 30, 2012, the total market values of these securities were $1,406,659, representing 0.38% of net assets.
(8)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2012.
(9)	Non-income producing security.

Common Abbreviations:
AS	-	Anonim Sirket is the Turkish term for Incorporation.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
Pte.	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
Tbk	-	Terbuka is the Indonesian term for limited liability company.

See Notes to Financial Statements.
Annual Report | November 30, 2012	15

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	COP	853,275,000	Purchase	12/03/2012	$469,911	$6,089
Citigroup Global Markets	COP	853,275,003	Purchase	01/29/2013	466,953	2,383
JPMorgan Chase & Co.	EUR	7,561,526	Purchase	12/31/2012	9,837,323	33,427
JPMorgan Chase & Co.	EUR	606,000	Purchase	12/31/2012	788,388	15,847
JPMorgan Chase & Co.	EUR	1,600,000	Purchase	12/31/2012	2,081,553	4,640
JPMorgan Chase & Co.	EUR	415,612	Purchase	12/31/2012	540,699	1,205
JPMorgan Chase & Co.	JPY	1,109,232,000	Sale	01/04/2013	13,460,786	508,863
Citigroup Global Markets	RUB	108,190,320	Purchase	02/01/2013	3,471,991	63,724

						$636,178

Citigroup Global Markets	COP	853,275,009	Sale	12/03/2012	$469,911	$(2,363)
JPMorgan Chase & Co.	EUR	34,391,000	Sale	12/31/2012	44,741,683	(982,575)
JPMorgan Chase & Co.	EUR	2,000,000	Sale	12/31/2012	2,601,941	(7,301)
JPMorgan Chase & Co.	EUR	4,690,871	Sale	12/31/2012	6,102,685	(11,237)
JPMorgan Chase & Co.	EUR	606,000	Sale	12/31/2012	788,388	(17,314)
JPMorgan Chase & Co.	GBP	286,000	Sale	12/31/2012	458,182	(3,631)
JPMorgan Chase & Co.	GBP	6,140,000	Sale	12/31/2012	9,836,488	(77,940)
Citigroup Global Markets	RON	6,169,464	Purchase	12/18/2012	1,770,398	(8,315)

						$(1,110,676)

* The contracted amount is stated in the currency in which the security is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Trade Date	Value
Goldman Sachs	0.400%	11/29/2011	$1,302,718
Credit Suisse First Boston	0.750%	02/29/2012	1,106,160
Credit Suisse First Boston	0.950%	02/29/2012	2,348,595
Credit Suisse First Boston	0.250%	04/17/2012	7,814,471
Goldman Sachs	0.250%	05/10/2012	1,723,843
JP Morgan Chase & Co.	0.600%	05/15/2012	3,273,700
Goldman Sachs	0.450%	05/15/2012	1,817,530
Barclays Bank PLC	0.600%	05/16/2012	2,779,259
UBS	0.800%	05/25/2012	1,235,079
UBS	0.950%	05/25/2012	11,038,176
Credit Suisse First Boston	0.500%	05/25/2012	2,407,310
Goldman Sachs	0.250%	07/16/2012	5,258,237
Goldman Sachs	0.300%	08/07/2012	6,956,794
Goldman Sachs	0.350%	08/07/2012	2,093,315
JP Morgan Chase & Co.	0.650%	08/14/2012	863,693
Goldman Sachs	0.700%	08/14/2012	918,019
JP Morgan Chase & Co.	0.450%	08/27/2012	774,520
JP Morgan Chase & Co.	0.450%	08/27/2012	661,658
JP Morgan Chase & Co.	0.500%	08/27/2012	793,443
JP Morgan Chase & Co.	0.500%	08/27/2012	808,800
Goldman Sachs	0.400%	08/28/2012	1,012,635
Goldman Sachs	0.400%	08/28/2012	1,009,363
Goldman Sachs	0.400%	08/28/2012	989,234
Goldman Sachs	0.920%	08/28/2012	902,208
Credit Suisse First Boston	0.750%	10/09/2012	9,361,075
Goldman Sachs	0.850%	10/16/2012	4,638,786
JP Morgan Chase & Co.	0.850%	10/16/2012	4,357,500
Goldman Sachs	0.850%	10/22/2012	7,142,231
JP Morgan Chase & Co.	0.750%	11/13/2012	1,780,767

See Notes to Financial Statements.
16	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2012

Counterparty	Interest Rate	Trade Date	Value
Credit Suisse First Boston	0.400%	11/21/2012	$4,877,280
Credit Suisse First Boston	0.850%	11/27/2012	7,735,926
Credit Suisse First Boston	0.500%	11/27/2012	803,732
Credit Suisse First Boston	0.950%	11/27/2012	5,858,980
JP Morgan Chase & Co.	0.650%	11/29/2012	3,613,522
JP Morgan Chase & Co.	0.400%	11/29/2012	1,566,769
JP Morgan Chase & Co.	0.550%	11/29/2012	998,111
Goldman Sachs	0.590%	11/29/2012	6,840,355
Goldman Sachs	0.850%	11/29/2012	3,599,838
Goldman Sachs	0.290%	11/29/2012	1,806,783
Goldman Sachs	0.590%	11/29/2012	965,547
Credit Suisse First Boston	0.800%	11/29/2012	4,335,898
Credit Suisse First Boston	0.800%	11/29/2012	3,801,538

			$133,973,398

All agreements can be repurchased on demand at value plus accrued interest.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
01/11/2011 - 02/18/2011	Cap Cana SA	$2,067,567	$501,167	0.14%
01/11/2011 - 02/18/2011	Cap Cana SA	2,901,103	905,492	0.24%

			$1,406,659	0.38%

See Notes to Financial Statements.
Annual Report | November 30, 2012	17

Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities
November 30, 2012

ASSETS:
Investments, at value(1)	$460,849,896
Cash	10,695,183
Foreign currency, at value (Cost $634,874)	554,032
Unrealized appreciation on forward foreign currency contracts	636,178
Receivable for investments sold	37,554,120
Receivable due from broker	907,000
Receivable for closed forward currency contracts	1,202,759
Interest receivable	10,865,168
Prepaid and other assets	1,885
Total Assets	523,266,221

LIABILITIES:
Payable for reverse repurchase agreements	133,973,398
Interest due on reverse repurchase agreements	181,958
Payable due to broker	4,718,000
Payable for investments purchased	11,794,548
Unrealized depreciation on forward foreign currency contracts	1,110,676
Payable to advisor	406,674
Payable to administrator	61,364
Other payables	158,959
Total Liabilities	152,405,577
Net Assets	$370,860,644

NET ASSETS CONSIST OF:
Paid-in capital	$373,971,246
Undistributed net investment income	860,746
Accumulated net realized gain on investments, credit default swap contracts, forward foreign currency contracts and foreign currency transactions	4,061,235
Net unrealized depreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(8,032,583)
Net Assets	$370,860,644

PRICING OF SHARES:
Net Assets	$370,860,644
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	15,704,477
Net assets value, offering and redemption price per share	$23.61

(1)Cost of Investments	$468,350,783

See Notes to Financial Statements.
18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Operations
For the Year Ended November 30, 2012

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $3)	$40,981,646
Total Investment Income	40,981,646

EXPENSES:
Investment advisory fees	4,691,736
Administration fees	708,739
Interest on reverse repurchase agreements	726,857
Custodian fees	114,135
Audit fees	78,011
Printing fees	51,233
Legal fees	81,863
Trustee fee	23,873
Transfer agent fees	18,328
Insurance fees	33,017
Other	32,048
Total Expenses	6,559,840
Net Investment Income	34,421,806

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	5,138,392
Credit default swap contracts	(1,649,306)
Forward foreign currency contracts	2,877,080
Foreign currency transactions	(1,848,347)
Net realized gain	4,517,819
Change in unrealized appreciation/(depreciation) on:
Investments	19,913,149
Credit default swap contracts	465,175
Forward foreign currency contracts	(842,660)
Translation of assets and liabilities denominated in foreign currencies	65,532
Net change	19,601,196
Net Realized and Unrealized Gain on Investments	24,119,015
Net Increase in Net Assets Resulting from Operations	$58,540,821

See Notes to Financial Statements.
Annual Report | November 30, 2012	19

Stone Harbor Emerging Markets Income Fund	Statement of Changes in Net Assets

	For the Year Ended November 30, 2012	For the Period December 22, 2010 (Inception) to November 30, 2011

OPERATIONS:
Net investment income	$34,421,806	$30,542,460
Net realized gain/(loss) on Investments, securities sold short, credit default swap contracts, forward foreign currency contracts, and foreign currency transactions	4,517,819	(3,054,210)
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	19,601,196	(27,633,779)
Net increase/(decrease) in net assets resulting from operations	58,540,821	(145,529)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(33,746,350)	(27,759,544)
Net decrease in net assets from distributions to shareholders	(33,746,350)	(27,759,544)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs ($– and $765,000, respectively)	–	364,522,500
Net asset value of common shares issued to stockholders from reinvestment of dividends	3,397,999	5,950,747
Net increase in net assets from capital share transactions	3,397,999	370,473,247

Net Increase in Net Assets	28,192,470	342,568,174

NET ASSETS:
Beginning of period	342,668,174	100,000
End of period (including undistributed/(overdistributed) net investment income of $860,746 and $(182,366))	$370,860,644	$342,668,174

OTHER INFORMATION:
Share Transactions:
Beginning shares	15,557,578	4,188
Shares issued in connection with initial public offering	–	15,300,000
Shares issued as reinvestment of dividends	146,899	253,390
Shares outstanding - end of period	15,704,477	15,557,578

See Notes to Financial Statements.
20	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows
For the Year Ended November 30, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$58,540,821
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(582,807,464)
Proceeds from disposition of investment securities	530,008,558
Net proceeds from disposition of short term investment securities	18,672,631
Net payments on credit default swap contracts	(1,274,306)
Premium amortization	1,325,541
Discount accretion	(5,788,549)
Net realized (gain)/loss on:
Investments	(5,138,392)
Credit default swap contracts	1,649,306
Net change in unrealized (appreciation)/depreciation on:
Investments	(19,913,149)
Credit default swap contracts	(465,175)
Forward foreign currency contracts	842,660
Translation of assets and liabilities denominated in foreign currencies	(65,532)
Decrease in receivable from broker	273,000
Decrease in interest receivable	431,827
Increase in receivable for closed foreign currency contracts	(1,202,759)
Decrease in prepaid and other assets	22
Decrease in interest due on reverse repurchase agreements	(25,592)
Increase in payable due to broker	4,718,000
Increase in payable to advisor	52,433
Increase in payable to administrator	7,743
Decrease in payable for trustee fees	(15,591)
Decrease in other payables	(1,417)
Net Cash Used in Operating Activities	$(175,384)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from reverse repurchase agreements	$444,592,435
Cash payments made on reverse repurchase agreements	(403,707,552)
Cash distributions paid	(30,348,351)
Net Cash Provided by Financing Activities	$10,536,532

Effect of exchange rates on cash	$65,532

Net increase in cash	$10,426,680
Cash and foreign currency, beginning of period	$822,535
Cash and foreign currency, end of period	$11,249,215

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$752,449
Noncash financing activates not included herein consist of reinvest of dividends and distributions of:	$3,397,999

See Notes to Financial Statements.
Annual Report | November 30, 2012	21

Stone Harbor Emerging Markets Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended November 30, 2012		For the Period December 22, 2010 (Inception) to November 30, 2011

Net asset value - beginning of period	$22.03		$23.88
Income/(loss) from investment operations:
Net investment income	2.20	(1)	1.99	(1)
Net realized and unrealized gain/(loss) on investments	1.54		(1.99)
Total income from investment operations	3.74		–

Less distributions to common shareholders:
From net investment income	(2.16)		(1.80)
Total distributions	(2.16)		(1.80)

Capital share transactions:
Common share offering costs charged to paid-in capital	–		(0.05)
Total capital share transactions	–		(0.05)
Net Increase/(Decrease) in Net Asset Value	1.58		(1.85)
Net asset value - end of period	$23.61		$22.03

Market price - end of period	$24.70		$22.38

Total Return - Net Asset Value(2)	17.71%		(0.47%)
Total Return - Market Price(2)	21.22%		(3.41%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$370,861		$342,668
Ratio of expenses to average net assets	1.83%		1.76%	(3)
Ratio of net investment income to average net assets	9.59%		8.90%	(3)
Ratio of expenses to average managed assets(4)	1.40%		1.45%	(3)
Portfolio turnover rate	122%		157%

Borrowings at End of Period:
Aggregate Amount Outstanding (in thousands)	$133,973		$93,089
Asset Coverage Per $1,000 (in thousands)	$3,768		$4,681

(1)	Calculated using average shares throughout the period.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Annualized.
(4)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.
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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2012

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Annual Report | November 30, 2012	23

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2012

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of November 30, 2012:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$–	$235,945,598	$–	$235,945,598
Bank Loans	–	–	3,347,070	3,347,070
Corporate Bonds
Dominican Republic	–	–	1,406,659	1,406,659
Other	–	119,208,995	–	119,208,995
Participation Notes	–	10,698,442	–	10,698,442
Credit Linked Notes
Argentina	–	–	2,336,625	2,336,625
Iraq	–	–	13,264,703	13,264,703
Other	–	67,739,989	–	67,739,989
Common Stock	6,480,710	–	–	6,480,710
Short Term Investments	421,105	–	–	421,105
Total	$6,901,815	$433,593,024	$20,355,057	$460,849,896

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$636,178	$–	$636,178
Liabilities
Forward Foreign Currency Contracts	–	(1,110,676)	–	(1,110,676)
Total	$–	$(474,498)	$–	$(474,498)

*	For detailed country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers in or out of Levels 1 and 2 during the year. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2011	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfer into Level 3**	Balance as of November 30, 2012	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at November 30, 2012
Stone Harbor Emerging Markets Income Fund
Bank Loans	$10,939,500	$93,541	$(285,005)	$4,180,206	$(12,963,541)	$1,382,369	$3,347,070	$(243,813)
Corporate Bonds	–	–	–	–	–	1,406,659	1,406,659	(1,041,033)
Credit Linked Notes	–	–	–	–	–	15,601,328	15,601,328	(454,812)
TOTAL	$10,939,500	$93,541	$(285,005)	$4,180,206	(12,963,541)	$18,390,356	$20,355,057	$(1,739,658)

*	Realized gain/(loss) and change in unrealized depreciation are included in the related amounts on the investment in the Statement of Operations.
**	Transferred from Level 2 to Level 3 because of lack of observable market data due to decrease in market activity and information for these securities.

24	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets (defined in Note 4 below) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at November 30, 2012. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the year ended November 30, 2012, the average amount of reverse repurchase agreements outstanding was $110,117,504, at a weighted average interest rate of 0.65%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

Annual Report | November 30, 2012	25

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2012

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the period ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund’s federal and state income and federal excise tax returns for all tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund is subject to a six percent transaction tax on foreign currency inflows for new investments in Brazil. For the year ended November 30, 2012, such tax amounted to $1,235,950 and is included in net realized gain (loss) on foreign currency transactions.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2012

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of November 30, 2012:

	Asset Derivatives		Liability Derivatives
Derivative Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$636,178	Unrealized depreciation on forward foreign currency contracts	$(1,110,676)
Total		$636,178		$(1,110,676)

The number of forward foreign currency contacts held at November 30, 2012 is representative of activity during the year ended November 30, 2012.

Annual Report | November 30, 2012	27

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2012

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2012:

Derivative Risk Exposure	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gain/(loss) on: Forward foreign currency contracts/Change in unrealized appreciation/(depreciation) on: Forward foreign currency contracts	$2,877,080	$(842,660)
Credit Contracts	Net realized gain/(loss) on: Credit default swap contracts/Net change in unrealized appreciation/(depreciation) on: Credit default swap contracts	(1,649,306)	465,175
Total		$1,227,774	$(377,485)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 33,746,350	$ 27,759,544
Total	$ 33,746,350	$ 27,759,544

Components of Distributable Earnings on a Tax Basis:

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,465,180
Unrealized Depreciation	(8,032,672)
Cumulative Effect of Other Timing Difference*	456,890
Total	$(3,110,602)

* Other temporary differences due to timing consist of mark-to-market on forward foreign currency contracts.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended November 30, 2012, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

Undistributed Net Investment Income	$367,656
Accumulated Net Realized Loss	$(367,656)

Unrealized Appreciation and Depreciation on Investments: At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross appreciation on investments (excess of value over tax cost)	$15,403,265
Gross depreciation on investments (excess of tax cost over value)	(22,904,241)
Net depreciation of foreign currency and derivatives	(531,696)
Net unrealized depreciation	$(8,032,672)

Cost of investments for income tax purposes	$468,350,872

28	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2012

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at an annual rate of 0.15% of the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

During the reporting period, the Fund paid each Trustee who is not a director, officer, employee or affiliate of Stone Harbor or ALPS, a fee of $2,500 per quarterly meeting of the Board of Trustees and $250 for each additional meeting in which that Trustee participated. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the period ended November 30, 2012, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$ 578,502,577	$ 543,589,524

6. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | November 30, 2012	29

Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan
November 30, 2012 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

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Stone Harbor Emerging Markets Income Fund	Additional Information
November 30, 2012 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available (1) on the Fund’s website located at http://www.shiplpcef.com, (2) on the SEC’s website at http://www.sec.gov, or (3) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund is available (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

SHAREHOLDER MEETING

On March 8, 2012, the Fund held its annual meeting of Shareholders for the purpose of voting on a proposal to re-elect Trustees of the Fund. The results of the proposal were as follows:

Proposal: To re-elect the following trustees to the Stone Harbor Emerging Markets Income Fund Board.

	Thomas W. Brock	Alan Brott
For	14,186,488	14,157,964
Withheld	102,449	130,974

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

Annual Report | November 30, 2012	31

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2012 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES
Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Alan Brott Age: 70 Class I	Trustee	Trustee: Since 2010 Term Expires: 2015	Columbia University Graduate School of Business - Associate Professor, 2000-Present; Consultant, 1991-Present.	6	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi- Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II.
Heath B. McLendon Age: 79 Class II	Trustee	Trustee: Since 2010 Term Expires: 2013	Citigroup — Chairman of Equity Research Oversight Committee (retired December 31, 2006).	6	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund.
Patrick Sheehan Age: 65 Class III	Trustee	Trustee: Since 2010 Term Expires: 2014	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	6	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund.

INTERESTED TRUSTEE
Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Thomas K. Flanagan(3) Age: 59 Class I	Chairman and Trustee/Nominee	Trustee: Since 2012 Term Expires: 2013	Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1991.	6	None

32	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2012 (Unaudited)

OFFICERS

Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)(4)	Principal Occupation(s) During Past Five Years
Peter J. Wilby Age: 53	President and Chief Executive Officer	Officer Since: 2010 Term of Office: Indefinite	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 2006, Chief Investment Officer – North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino Age: 45	Executive Vice President	Officer Since: 2010 Term of Office: Indefinite	Co-portfolio manager of the Fund; Since July 2006, Portfolio Manager of Stone Harbor Investment Partners LP; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige Age: 45	Executive Vice President	Officer Since: 2010 Term of Office: Indefinite	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths Age: 48	Executive Vice President	Officer Since: 2010 Term of Office: Indefinite	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.
Angus Halkett Age: 35	Executive Vice President	Officer Since: 2012 Term of Office: Indefinite	Co-portfolio manager of the Fund; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.
David A. Oliver Age: 53	Executive Vice President	Officer Since: 2010 Term of Office: Indefinite	Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor Investment Partners LP; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry Age: 50	Executive Vice President	Officer Since: 2012 Term of Office: Indefinite	Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
David Scott Age: 51	Executive Vice President	Officer Since: 2010 Term of Office: Indefinite	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.

Annual Report | November 30, 2012	33

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2012 (Unaudited)

OFFICERS (continued)

Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)(4)	Principal Occupation(s) During Past Five Years
James J. Dooley Age: 56	Treasurer and Principal Financial and Accounting Officer	Officer Since: 2010 Term of Office: Indefinite	Since April 2006, Head of Operations, Technology and Finance of Stone Harbor Investment Partners LP; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.
Adam J. Shapiro Age: 49	Chief Legal Officer and Secretary	Officer Since: 2010 Term of Office: Indefinite	Since April 2006, General Counsel of Stone Harbor Investment Partners LP; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Jeffrey S. Scott Age: 53	Chief Compliance Officer and Assistant Secretary	Officer Since: 2010 Term of Office: Indefinite	Since April 2006, Chief Compliance Officer of Stone Harbor Investment Partners LP; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Dawn Cotten Age: 35	Assistant Treasurer	Officer Since: 2010 Term of Office: Indefinite	Vice President and the Fund Controller of ALPS Fund Services, Inc.; Assistant Treasurer of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, RiverNorth Funds and Assistant Treasurer and Secretary of the Stonebridge Funds Trust.
JoEllen Legg Age: 51	Assistant Secretary	Officer Since: 2010 Term of Office: Indefinite	Vice President and Senior Associate Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributor, Inc.; Secretary of ALPS Series Trust; Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, James Advantage Funds and WesMark Funds.

(1)	The business address for each Trustee and officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)

The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Total Income Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund.

(3)	Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor Investment Partners LP.
(4)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

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Page Intentionally Left Blank.

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan Brott as the registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended November 30, 2011 and November 30, 2012 were $62,500 and $64,500, respectively.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal years ended November 30, 2011 and November 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $11,000 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed for the fiscal years ended November 30, 2011 and November 30, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,505 and $4,750, respectively.

(d)

All Other Fees: The aggregate fees billed for the fiscal period November 30, 2011 and November 30, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2011 and November 30, 2012 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Alan Brott, Chairman

Heath McLendon

Patrick Sheehan

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: February 6, 2012

Name	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter J. Wilby	President and Chief Executive Officer	Since 2010	Co-portfolio manager of Fund; Since April 2006, Chief Investment Officer of Stone Harbor; Prior to April 2006, Chief Investment Officer—North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1989. 30 years of industry experience.

Pablo Cisilino	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since July 2006, Portfolio Manager of Stone Harbor; From June 1, 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; Prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; Joined Goldman Sachs in 1994. 21 years of industry experience.

James E. Craige	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior

to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992. 21 years of industry experience.

David A. Oliver	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since June 2008, Portfolio Manager of Stone Harbor; Prior to June 2008, Managing Director in emerging market sales and trading at Citigroup; Joined Citigroup in 1986. 23 years of industry experience.

David Scott	Executive Vice President	Since 2010	Co-Portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.

David Griffiths	Executive Vice President	Since 2010	Co-Portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.

Angus Halkett	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA

Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.

William Perry	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.

(a)(2) As of November 30, 2012, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Peter Wilby, CFA	12	6,978,173,377	26 [1]	15,248,688,697	99 [3]	30,742,659,209
James Craige, CFA	10	6,332,624,497	21 [2]	14,424,738,570	77 [4]	26,888,401,919
Pablo Cisilino	10	6,332,624,497	21 [2]	14,424,738,570	77 [4]	26,888,401,919
David Oliver, CFA	10	6,332,624,497	21 [2]	14,424,738,570	77 [4]	26,888,401,919
David Scott	10	6,332,624,497	21 [2]	14,424,738,570	77 [4]	26,888,401,919
David Griffiths	10	6,332,624,497	21 [2]	14,424,738,570	77 [4]	26,888,401,919
Angus Halkett, CFA	10	6,332,624,497	21 [2]	14,424,738,570	77 [4]	26,888,401,919
William Perry	10	6,332,624,497	21 [2]	14,424,738,570	77 [4]	26,888,401,919
# of Accounts does not include investors in Stone Harbor’s pooled vehicles.

1 One pooled investment vehicle contains two accounts of total market value $254,241,576 that are subject to a performance-based advisory fees. Three segregated accounts are also subject to a performance-based fee with a total market value of $867,290,672.

2 One pooled investment vehicle contains a portion of two clients’ accounts (market value $193,606,991) which is subject to a performance-based advisory fee. Three segregated accounts are also subject to a performance-based fee with a total market value of $867,290,672.

3 Nine segregated acccounts are subject to a performance-based advisory fee with a total market value of $2,998,326,174.

4 Seven segregated accounts ares subject to a performance-based advisory fee with a total market value of $2,563,763,288.

Potential Conflicts of Interest

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager, which may directly or indirectly affect the portfolio manager’s compensation, for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Assets, including assets attributable to any Borrowings and/or to any Preferred Shares, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

(a)(3) Portfolio Manager Compensation as of November 30, 2012.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the J.P. Morgan GBI-EM Global Diversified Bond Index, the J.P. Morgan EMBI Global Diversified Bond Index and the J.P. Morgan Corporate Emerging Markets Bond Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of November 30, 2012.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby, CFA	Over $1,000,000
James E. Craige, CFA	Over $1,000,000
Pablo Cisilino	$100,001 - $500,000
David A. Oliver, CFA	$100,001 - $500,000
David Scott	$0
David Griffiths	$0
Angus Halkett	$0
William Perry	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22473, on February 6, 2012.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 7, 2013

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	February 7, 2013